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                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENT

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 2000


                            SFX ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                       1-14993               13-3977880
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission          (I.R.S. Employer
     of incorporation)                 File No.)         Identification No.)
--------------------------------------------------------------------------------

                               650 MADISON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10022
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 838-3100


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

     On May 12, 2000, SFX Entertainment, Inc. ("SFX") filed a preliminary proxy statement with the Securities and Exchange Commission relating to the proposed merger between SFX and CCU II Merger Sub, Inc., a subsidiary of Clear Channel Communications, Inc.

     The related press release is attached hereto as Exhibit 99.1. The preliminary proxy statement is incorporated by reference as Exhibit 99.2.

ITEM 7. EXHIBITS.

(c)  Exhibits.

     Press Release dated May 16, 2000                            99.1

     Preliminary Proxy Statement of SFX Entertainment, Inc.      99.2
     (incorporated by reference to the filing made with the SEC on May 12, 2000)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SFX ENTERTAINMENT, INC.


Dated: May 16, 2000                By:    /s/  Howard J. Tytel
                                               -----------------------------
                                        Name:  Howard J. Tytel
                                        Title: Executive Vice President,
                                               General Counsel, Secretary and
                                               Member of the Office of the
                                               Chairman

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                                 EXHIBIT INDEX
                                 -------------

Description                                                   Exhibit
-----------                                                   -------

Press Release dated May 12, 2000                                 99.1

Preliminary Proxy Statement of SFX Entertainment, Inc.           99.2
(incorporated by reference to the filing made with the SEC on May 12, 2000)